Exhibit 10.28


                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement by and among the employee named below (James C. Smith), Webster Financial Corporation (the "Corporation"), a Delaware corporation, and Webster Bank (the "Bank"), is entered into as of March 17, 1998.

     WHEREAS, the parties have entered into an Employment Agreement dated as of January 1, 1998 (the "Employment Agreement"); and

     WHEREAS, the Corporation and the Employee have entered into a Change of Control Employment Agreement dated as of December 15, 1997 (the "Change of Control Employment Agreement"); and

     WHEREAS, the parties desire to amend the Employment Agreement to provide that the Employment Agreement will terminate upon the Effective Date under the Change of Control Employment Agreement;

     NOW, THEREFORE, the parties hereby agree that the Employment Agreement shall be amended as follows:

     1. Section 5 of the Employment Agreement is amended by adding the following new sentence at the end thereof:

          "This Agreement shall terminate on the "Effective Date" (as defined in the Change of Control Employment Agreement referred to immediately below) of that certain Change of Control Employment Agreement, dated as of December 15, 1997, by and between the Company and the Employee, and this Agreement shall be of no further force or effect after such Effective Date."

     2. In all other respects, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement effective as of the date first above written.

                                                   WEBSTER FINANCIAL CORPORATION

ATTEST: /s/ John D. Benjamin                       By: /s/ Harriet M. Wolfe
       -----------------------------                  --------------------------
         (Assistant Secretary)                        Its: Secretary
                                                      --------------------------

                                                   WEBSTER BANK

ATTEST: /s/ John D. Benjamin                       By: /s/ Harriet M. Wolfe
       -----------------------------                  --------------------------
         (Assistant Secretary)                        Its: Secretary
                                                      --------------------------

                                                   EMPLOYEE

                                                   /s/ James C. Smith
                                                   -----------------------
                                                   Name: James C. Smith
                                                   -----------------------

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                         SCHEDULE 10.28 TO EXHIBIT 10.28

     Set forth below are the names of the executive officers of Webster Financial Corporation and Webster Bank who have an Amendment To Employment Agreement that is substantially identical in all material respects to the Amendment To Employment Agreement of Mr. Smith:

John V. Brennan

William T. Brommage

Peter K. Mulligan

Ross M. Strickland